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                                                                    Exhibit 99.5


     CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE
                               UNITED STATES CODE


      I, Stewart G. Nagler, the chief financial officer of MetLife, Inc. (the "Company"), certify that (i) the Company's Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Company's Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 14, 2002


                                          /s/ Stewart G. Nagler
                                          -------------------------
                                          Stewart G. Nagler
                                          Vice Chairman and
                                          Chief Financial Officer